UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On September 15, 2017, a wholly owned subsidiary of Meritor, Inc. (the “Company”) entered into an agreement (the “Purchase Agreement”) to sell its interest in Meritor WABCO Vehicle Control Systems (the “Meritor WABCO JV”) to a subsidiary of its joint venture partner, WABCO Holdings Inc. The total purchase price for the sale is $250 million, and the Company will also receive a final partnership distribution immediately prior to closing. The Company expects to close the transaction on October 1, 2017, subject to customary closing conditions.

The Company will remain the exclusive distributor of a certain range of WABCO’s aftermarket products in the United States and Canada and the non-exclusive distributor in Mexico following the completion of the transaction, and the Purchase Agreement includes provisions regarding certain future options of the parties to terminate, at certain points during the first three and a half years, these distribution arrangements at an exercise price of between $225 million and $265 million based on the earnings of the business. The Purchase Agreement also contains customary representations, warranties and covenants of the buyer and the seller for a transaction of this size and type, as well as post-closing indemnities between the buyer and the seller for losses arising from specified events, in each case as further set forth in the Purchase Agreement.

Equity in earnings of the Company’s investment in the Meritor WABCO JV was $26 million and $19 million for the year ended September 30, 2016 and nine months ended June 30, 2017, respectively. The Company intends to use a portion of the proceeds to redeem $175 million aggregate principal amount of its 6.750% notes due 2021 that will be outstanding after the partial redemption that will occur on September 28, 2017.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10-a to this Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains statements relating to future results of the Company that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reliance on major OEM customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto following the United Kingdom's decision to exit the European Union or, in the event one or more other countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, restrictive government actions regarding trade, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); risks related to our joint ventures; rising costs of pension and other postemployment benefits; the ability to achieve the expected benefits of strategic initiatives and restructuring actions; our ability to successfully consummate the sale of our interest in the Meritor WABCO JV; our ability to successfully integrate the products and technologies of FABCO Holdings, Inc. and future results of such acquisition, including its generation of revenue and it being accretive; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development and launch of new products; labor relations of our Company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental, asbestos-related, or other matters; whether the injunction relating to the Cole litigation will remain dissolved or will not otherwise be reinstated, whether the plaintiffs’ petition for certiorari with the U.S. Supreme Court, which was filed on September 15, 2017, is granted and the actual impacts of the Company’s plan to modify certain benefits of former union employee retirees on the Company’s balance sheet, earnings and amount of cash payments; possible changes in accounting rules; ineffective internal controls; and other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the Company with the SEC. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10-a	Purchase and Option Agreement dated as of September 15, 2017 regarding Meritor WABCO Vehicle Control Systems.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: September 18, 2017	By:	/s/ April Miller Boise
April Miller Boise
Senior Vice President, General Counsel &
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10-a	Purchase and Option Agreement dated as of September 15, 2017 regarding Meritor WABCO Vehicle Control Systems.